UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8-K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 5, 2024
LIGAND PHARMACEUTICALS INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33093	77-0160744
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

3911 Sorrento Valley Boulevard, Suite 110
San Diego
CA	92121
(Address of principal executive offices)	(Zip Code)
(858) 550-7500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LGND	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Items.
On January 5, 2024, Ligand Pharmaceuticals Incorporated (“Ligand”) announced that the U.S. Food and Drug Administration (“FDA”) has approved ZELSUVMI (berdazimer topical gel, 10.3%) for the treatment of molluscum contagiosum in adults and pediatric patients one year of age and older. The FDA approved ZELSUVMI as the first novel drug for the treatment of molluscum infections.
ZELSUVMI is the first and only topical prescription medication that can be applied by patients, parents, or caregivers at home, outside of a physician’s office, or other medical setting to treat this highly contagious viral skin infection.
Molluscum is a highly contagious viral skin infection characterized by skin-colored to red lesions with a central, umbilicated viral core. Approximately six million Americans, primarily children, are infected each year. However, up to 73% of children go untreated. Treating the lesions is critical to preventing the viral infection from spreading to other people or to other areas of the body.
ZELSUVMI is expected to be available in the United States in the second half of 2024. Complete prescribing information is available at www.zelsuvmi.com.

Forward-Looking Statements

This report also contains forward-looking statements that involve risks and uncertainties and reflect Ligand’s judgment as of the date of this report. Words such as “plans,” “believes,” “expects,” “anticipates,” and “will,” and similar expressions, are intended to identify forward-looking statements. These forward-looking statements include: the timing of commercial launch of ZELSUVMI; and the potential market size of patients who can be treated with ZELSUVMI. Actual events or results may differ from Ligand’s expectations due to risks and uncertainties inherent in Ligand’s business, including, without limitation: the risk that Ligand may not commercially launch ZELSUVMI in the second half of 2024 or at all; Ligand may not be able to successfully commercialize ZELSUVMI which will depend on a number of factors including coverage and reimbursement levels from governmental authorities and health insurers as well as market acceptance by healthcare providers; the market size for ZELSUVMI may be smaller than estimated; Ligand’s dependence on third parties in connection with product manufacturing and distribution of ZELSUVMI; Ligand may not be able to protect its intellectual property and patents covering ZELSUVMI which may be challenged or invalidated; and other risks described in Ligand’s prior filings with the Securities and Exchange Commission available at www.sec.gov. Ligand disclaims any intent or obligation to update these forward-looking statements beyond the date of this report. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGAND PHARMACEUTICALS INCORPORATED

Date: January 5, 2024	By: /s/ Andrew Reardon Name: Andrew Reardon Title: Chief Legal Officer and Secretary